Exhibit 99.1

Investor Presentation 1Q08 www.inlandrealestate.com NYSE: IRC

2 FORWARD-LOOKING STATEMENTS • These presentation materials contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” The Company intends that all such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please refer to the documents filed by the Company with the SEC, specifically the annual report on Form 10-K for the year ended December 31, 2007. Inland Real Estate Corporation disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

3 IRC SNAPSHOT PROFILE • Inception 1994; self-administered and self-managed 2000; listed on NYSE June 2004 • Targets Midwest primarily • 146 Neighborhood, Community, Power, Lifestyle centers and single-tenant properties • 14.1 million square feet of leasable space under management in 11 states1 • $1.7 billion in assets1 FOCUS & CORE STRENGTHS • Market strength . one of the largest shopping center REITs operating in Midwest2 • Diverse national and local tenants • Growth potential . JVs + direct acquisitions + releasing + redevelopment • Tenured team with dedicated real estate experience Source: Company filings. Data current as of 3/31/08 1. Includes four non-retail properties and retail properties in unconsolidated joint ventures, excluding development JVs; based on acquisition value. 2. Based on total of 121.5 million neighborhood, community and power center square feet in Chicago MSA as reported by REIS, Inc.

IRC TEAM

LEADERSHIP TEAM AVERAGES OVER 20 YEARS REAL ESTATE EXPERIENCE

Senior Team	***Inland Tenure***	***Background / Experience***
Thomas D'Arcy Non-executive chairman	3 yrs. as IRC independent director & audit committee member (20+ yrs. real estate experience)	Currently a principal in private firm Bayside Realty Partners; formerly CEO of a publicly traded, Midwest-focused shopping center REIT
Mark Zalatoris President & CEO	22 yrs.	EVP & COO 2004-2008; CFO 1994-2004; extensive knowledge of portfolio
Brett Brown Chief Financial Officer	4 yrs. (15 yrs. at Great Lakes REIT)	Deep public company reporting experience; former Great Lakes REIT SVP – Financial Reporting
Scott Carr President, Inland Commercial Property Management Inc.	20 Yrs.	Has overseen property management operations since 1994; strong retailer relationships
William Anderson Vice President, Transactions	21 Yrs.	Skilled at analyzing, negotiating retail center acquisitions & dispositions

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Inland Real Estate Corporation

5 IRC RETAIL PORTFOLIO Maintain Core Market Strength; Enhance Retail Platform Chicago MSA 92 8.9 65% Minneapolis MSA 25 2.3 17% Other 25 2.5 18% 142 13.7 100% # RETAIL TOTAL RETAIL % RETAIL PROPERTIES1 GLA (MM) PORTFOLIO Source: Company filings. Data current as of March 31, 2008. 1. Excludes non-retail properties; includes retail properties in unconsolidated joint ventures, excluding development JVs.

6 DEMOGRAPHICS — Peer Group Comparison IRC data source: Claritas 2007 estimates; stabilized properties only Peer data source: Green Street Advisors, Strip Center REITs , 4/11/08 (most recent) AVERAGE 3-MILE INCOME AVERAGE 3-MILE POPULATION 167.9 107.0 90.6 87.3 87.2 85.1 72.8 0 20 40 60 80 100 120 140 160 180 FRT KIM IRC WRI REG EQY DDR (In Thousands) $84.5 $69.4 $67.6 $63.5 $60.9 $56.5 $50.3 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 IRC FRT WRI REG KIM EQY DDR (In Thousands)

7 11% 52% 33% 4% PORTFOLIO GLA BY PROPERTY TYPE NATIONAL & LOCAL RETAILERS: % TOTAL S.F. IRC PLATFORM In-Demand Assets & Diversified Tenant Base • Portfolio space leased 70% to national retailers; 30% to local retailers • No single tenant comprises more than 6.15% of annual base rent Data current as of 3/31/08. Local Retailers: 30% Supervalu (Jewel/Cub Foods): 7% Roundy’s: 3% Dominick’s Finer Foods: 5% Other National Retailers: 41% TJX Companies: 3% Kmart: 3% PetSmart: 2% Kroger: 2% Office Depot: 2% Carmax: 1% Neighborhood/Community Power Lifestyle Single Tenant • Portfolio primarily comprised of necessity & value retail • 45% of portfolio grocery-anchored -- tend to fare well even in economic downturns Best Buy: 1%

8 RENTAL RATE GROWTH Maximizing Releasing & Retenanting Opportunities • Gains achieved via releasing and retenanting of existing vacant space at market rents • Historical tenant retention rates over 80% • Since 2005 have committed ~$32.6M for asset repositioning -- projected ROI of 13.6% RENT RELEASING & RETENANTING 20.0% Increase 30.3% Increase 2007 1Q08 9.7% Increase 33.2% Increase Expiring Base Rent New Base Rent (PSF) INCREASES: $13.13 $15.02 $15.75 $19.57 Renewals New Leases $9.98 $13.45 $10.95 $17.91 Renewals New Leases

9 STABLE LEASE ROLLOVER Solid Underlying Cash Flows • Top 10 Retail Tenants1: 24% of total base rents • No more than 10.9% of annual base rent scheduled to roll in the next 8 years LEASE ROLLOVER AS A % OF CONTRACTUAL RENT2 1. Top 10 based on annual base rent of total portfolio (consolidated and unconsolidated) 2. Source: Company filings as of March 31, 2008 LEASE ROLLOVER AS A % OF CONTRACTUAL RENT2 5.4% 9.9% 8.6% 9.9% 10.9% 9.1% 6.9% 5.7% 4.1% 29.6% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017+

CRITICAL MASS HAS ITS BENEFITS

- ✓ Buying Power + Management Efficiencies
- ✓ Disciplined Cost Control
- ✓ Systemized Operations: *Due Diligence + Multi-Discipline Expertise*
- ✓ Property Tasks Centrally Managed: *Deep Market Knowledge → Swift Response to Tenant Needs*

G&A Expenses Lower Than Peer Group Median (% OF TOTAL REVENUE 3/08 LTM)



11.1%
9.9%
10.0%
9.4%
8.0%
5.8%
5.7%
5.3%
4.9%
4.2%
Peer Group
Median = 6.9%
WRI
KRG
FRT
CDR
IRC
DDR
EQY
RPT
KIM
REG

Source: SNL Financial. To facilitate comparisons across companies, SNL includes in "Total Revenue": rental revenues, nonrecurring revenue (IRC: gain on extinguishment of debt), franchise fees (IRC: none), partnership income (IRC: equity in earnings of unconsolidated JVs), property management income (IRC: fee income from unconsolidated JVs) and other noninterest income.

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Inland Real Estate Corporation

11 ACQUISITIONS CRITERIA Well-Located Assets & Strong Tenants PROPERTY TARGETS • Single Assets to Entire Portfolios – Neighborhood & Community Retail – Grocery, Discount & Fashion Anchors – Lifestyle & Power Centers – Convenience Retail – Triple-Net Single Tenant Properties GEOGRAPHIC TARGETS • Chicagoland • Twin Cities • Midwest • Other

12 $0 $50 $100 $150 $200 $250 $300 $350 $400 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005(3) 2006(3) 2007(3) 2008(3) Acquisitions ($MM) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% Wtd.Avg.Cap Rate 1. As of 5/14/08; Includes direct and joint venture acquisitions 2. As of 5/14/08; does not include sold properties. 3. Includes properties in unconsolidated joint ventures. ACQUISITION OPPORTUNITIES DRIVE GROWTH SOURCE OF DEALS = NEW CONSTRUCTION + REPEAT SELLERS + OFF MARKET TRANSACTIONS • In negotiation / contract: 3 properties; 350,000 sq. ft.; $50 million1 • In development: 400 acres; over 2.7 million sq. ft. GLA • 8.8% weighted average cap rate for assets acquired 1995 - 2008 YTD PORTFOLIO ACQUISITION HISTORY2 Acquisitions Forecasted Acquisitions ($100-$150 MM) IRC Acquisition Cap Rate PORTFOLIO ACQUISITION HISTORY2

13 JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Asset Based, Asset Management and Development JV Strategies Retail Focus .IRC Knowledge Value-enhancing High Quality Partners .‘Union of Expertise’ Long-term Asset Management Role

14 JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Asset-Based Joint Venture New York State Teachers’ Retirement System (NYSTRS) JV: • Formed 2004 to acquire up to $400M in Midwest retail assets • Increase income via fees: property management, leasing, acquisition services – Approximately $2.0M of fee income earned annually • $320M invested in Midwest retail to date

15 JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Asset Management Joint Venture Inland Real Estate Exchange Corporation (IREX): • Venture formed September 2006 to explore growth potential of 1031 Exchange business • “Union of Expertise” – IRC provides acquisition / asset management expertise to premiere 1031 Exchange sponsor – IREX provides syndication expertise and access to large broker / dealer network • IRC earns acquisition + property management fees; takes long-term asset management role • Achieved 150% of 2007 IREX acquisitions goal of $100 million worth of assets – 463,000 SF FMC Technologies HQ: $65M -- SOLD OUT & CLOSED – 71,000 SF Best Buy: $10.1M – SOLD OUT & CLOSED – 60,900 SF Delavan Crossing: $9.6M – SOLD OUT & CLOSED – 40,900 SF Apria Healthcare: $8.2M – SOLD OUT & CLOSED – 61,700 SF Rainbow Foods: $6.9M – SOLD OUT & CLOSED – 252,500 SF AT&T Call Centers: $44.3M – 100% COMMITTED; 96% CLOSED AS OF 5/12/08 – 32,300 SF Greenfield Commons: $6.0M – INTERESTED SINGLE BUYER • 2008 IREX acquisitions to date: – 43,000 SF Fox Run Square: $23.2M – 18,000 SF University of Phoenix building: $5.6M

16 JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Development Joint Ventures Inland Venture Corporation / Expanded Taxable REIT Subsidiary: • IRC and successful established developers form a “union of expertise” – Developers skilled at sourcing sites, securing big-box anchors – IRC contributes financing, leasing, property management expertise to enhance productivity of new developments • IRC gains benefits of multiple development talent pools – Diversifies risk – Leverages unique strengths / geographic expertise of each developer • Opportunity to expand portfolio -- add completed assets at pre-negotiated market discount or sell them for a profit • Programmatic JV structures provide opportunities for future projects with existing partners

17 $65,900,000 64 Acres 440,000 SQ FT Pine Tree Institutional Realty Lantern Commons Westfield (Indianapolis), IN $371,400,000 404 Acres 2,725,000 SQ FT TOTALS: $ 13,700,000 7 Acres 90,000 SQ FT Pine Tree Institutional Realty Southshore Shopping Center Boise, ID $ 58,700,000 53 Acres 330,000 SQ FT 11 Outlots Paradise Group Tuscany Village Clermont, FL $ 94,700,000 74 Acres 535,000 SQ FT Tucker Development Corporation The Shops at Lakemoor Lakemoor, IL $ 26,700,000 32 Acres 260,000 SQ FT 11.5 Acres Sold Pine Tree Institutional Realty Orchard Crossing Ft. Wayne, IN $ 11,700,000 54 Acres 265,000 SQ FT 6 Outlots 40 Acres Sold TMK Development Savannah Crossing Aurora, IL $100,000,000 120 Acres 805,000 SQ FT 24 Outlots North American Real Estate (NARE) North Aurora Town Centre North Aurora, IL Estimated Development Cost Size Partner Development JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Inland Venture Corporation (Taxable REIT Subsidiary): Current Development Partnerships

18 IRC TODAY Groundwork Established . Measurable Impact 1Q08 Results Met Expectations Consistent Solid Operations Growth from Aligned JV Strategy

19 FFO/Share 1Q08 $0.35 Shares Outstanding 65.9MM FFO/Share 1Q07 $0.37 Debt2 $1.1B FFO/Share 2008E $1.46 - $1.49 Equity Capitalization $1.0B FFO/Share 2007 $1.43 Total Capitalization $2.1B Annual Dividend $0.98/share Debt/Total Capitalization 51.8% Dividend Yield 6.1% @ $16.08/share1 EBITDA/Interest Expense 2.7x IRC FINANCIAL SNAPSHOT SUMMARY STATISTICS Source: Company filings. All data, except per share and dividend yield as of March 31, 2008. 1. Closing stock price 5/14/08. 2. Includes proportionate share of unconsolidated joint venture debt.

20 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2002 2003 2004 2005 2006 2007 Total Assets ($MM) $0 $20 $40 $60 $80 $100 Funds from Operations ($MM) FINANCIAL HIGHLIGHTS Solid Fundamentals • Consistent growth • Well-laddered debt maturity schedule Source: Company filings (1) Includes $85 million outstanding on line of credit as of 5/14/08. (2) Includes convertible notes. IRC Financial Highlights Debt Maturity Schedule $MM Assets FFO $95.2 $48.5 $195.3 $185.0 $66.7 $250.4 $0 $50 $100 $150 $200 $250 $300 2008 2009 2010 2011 (1) 2012 Thereafter (2)

21 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 $1.50 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 30% 40% 50% 60% 70% 80% 90% 100% 110% 120% FFO/Share ($) Dividend/Share ($) FFO Payout Ratio (%) SOLID FFO & DIVIDEND GROWTH • Dividend growth of 40% • FFO payout reduced to 68% from 109% • IRC has raised dividend 13 times in last 12 years • 151th consecutive monthly dividend paid May 2008 Sources: Company filings and SNL Financial data. Note: Dividend growth of 40% based on initial $0.70 dividend paid in 1995. IRC GROWTH 1995 - 2007

22 IRC TODAY Retail Focus Midwest Market Concentration Solid Performance & Core Operations Growth Potential . Joint Ventures + Redevelopment + Leasing / Releasing Tenured Team